GO GREEN DIRECTORIES, INC.
1030 ALHAMBRA CIRCLE, CORAL GABLES, FL 33134
(T)646.334.2859          (F)646.619.4171

United States Securities Commission
Division of Corporate Finance
Washington, DC 20549

Attention: Mr. Mathew Crispino

Re:

File Number: 333-168263

Sir:

We are pleased to respond to your comment letter of June 28, 2011.

General
1.

We note your response to prior comment 1 and your statement that you do not believe that the language regarding this offering that appeared on your website between March 6, 2011 and June 1, 2011 was a permissible communication consistent with Section 5(b)(1) of the Securities Act.  Accordingly, as requested in prior comment 1, please revise your risk factors section, Management’s Discussion and financial statement notes to provide a detailed qualitative and quantitative discussion of the potential risks to you and your investors resulting from your use for three months of a written offer that does not appear to have complied with Section 5(b)(1).

This is complete.

Liquidity and Capital Resources
2.

Revise to include a discussion of your liquidity position as of the most recent balance sheet date included in the filing.  In this regard, it is unclear why you believe a discussion of your liquidity position after an equity private placement that took place over a year ago is meaningful to an investor.  Please revise your disclosures accordingly.

This is complete.

3.

We note your revised disclosures where you indicate that the 27,000 listings are scheduled to be totally installed and linked to your website on or before June 15, 2011.  However, we note that as of the date of this letter, such listings are not yet available.  Please update us as to the status of these listing and revise your disclosures accordingly.

27,000 listings were totally installed and linked to our website on June 27, 2011, prior to the date of your June 28, 2011 comment letter.  Disclosures have been updated.

Interim Period Financial Statements

Note 6.  Subsequent Events

4.

Revise to disclose the date through which subsequent events have been evaluated, as well as whether that date is the date the financial statements were issued or the date the financial statements were available to be issued pursuant to ASC 855-10-50-1.

This is complete.

Please also note that Management has elected to change the Company’s year-end from May 31 to June 30 to, in their opinion, make future reporting requirements easier.

The Company hereby acknowledges that:

•

should the Commission or the staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing;

•

the action of the Commission or the staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the company from its full responsibility for the adequacy and accuracy of the disclosure in the filing; and

•

the Company may not assert staff comments and the declaration of effectiveness as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

We appreciate your previous comments and look forward to further observations, if necessary.

Thank you.

/s/ Brian J. O’Shaughnessy

cc: Via Email: Jill Arlene Robbins, Esq.